                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    June 15, 1995
                                                -----------------------------



                             NEUROGEN CORPORATION
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                   0-18311            22-2845714
   ------------------------------     -----------      ------------------
   (State or other jurisdiction       (Commission      (IRS Employer
         of incorporation)            File Number)     Identification No.)


35 Northeast Industrial Road, Branford, Connecticut               06405
- -----------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code       (203) 488-8201
                                                  ---------------------------


                                     None
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

     On June 15, 1995, Neurogen Corporation (the "Company") and Schering-Plough Corporation announced that, subject to approval by Schering-Plough's board of directors, they will enter into a collaboration to develop a new generation of pharmaceuticals that bind selectively to specific dopamine receptor sub-types.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               99.1  News Release of the Company dated June 15, 1995 discussing the matters described in Item 5.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                NEUROGEN CORPORATION
                                       ------------------------------------
                                                   (Registrant)



           June 20, 1995                       /s/ STEPHEN R. DAVIS
      ------------------------         ------------------------------------
               DATE                              Stephen R. Davis
                                            Vice President-Finance and
                                              Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit                                                 Sequentially
Number                       Exhibit                    Numbered Page
- ------                       -------                    -------------

99.1            News Release of the Company dated
                June 15, 1995 discussing the matters
                described in Item 5.